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                           The Target Portfolio Trust
                     Supplement dated February 14, 1997 to
                        Prospectus dated April 30, 1996
    The following information supplements ``Management of the Trust--Distributor'' and ``Purchase and Redemption of Shares.''
    Pruco Securities Corporation (``Prusec''), 1111 Durham Avenue, South Plainfield, New Jersey 07080-2398, is a corporation organized under the laws of the State of New Jersey. It is a wholly-owned subsidiary of The Prudential Insurance Company of America.
    Prusec is distributing shares of the Trust pursuant to a dealer agreement between Prusec and Prudential Securities, the principal underwriter of the Trust. Prusec is registered with the SEC as both a broker-dealer and an investment adviser, and conducts its advisory activities under the name ``Prudential Preferred Advisors'' (``PPA''). Advisory clients of PPA may purchase and redeem shares of the Trust through their Prusec registered representative, or may effect such transactions by dealing directly with the Trust's Transfer Agent.
TMF158C-3(2/14/97)
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